UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 8.01 Other Events

On January 9, 2017, Judge Kenneth R. Freeman issued an Order Granting Settling Parties’ Joint Motion for Preliminary Approval of Settlement and Providing Notice in connection with the previously disclosed shareholder derivative lawsuit pending in California state court, McArthur v Ghauri, et al., Case No. BC599020 (Los Angeles, Cty.). A copy of the Notice of Pendency and Settlement of Derivative Action is lodged herewith. The settlement, if approved by the Court, also resolves the other previously disclosed shareholder derivative lawsuit, which is pending in Nevada state court, Paulovits v. Ghauri, et al., Case No. CV15-02470 (Washoe Cty.).

This information is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit

99.1 Notice of Pendency and Settlement of Derivative Action dated January 9, 2017

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	January 19, 2017	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	January 19, 2017	/s/ Roger K. Almond
Chief Financial Officer